                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the Quarterly  Report on Form 10-Q of American  Italian
Pasta Company (the  "Company") for the quarterly  period ended December 28, 2007
(the "Report"),  the  undersigned,  in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the  Sarbanes-Oxley  Act of 2002,  that, to our knowledge:  (1) the Report fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934;  and (2) the  information  contained in the Report  fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date:  August 6, 2008                  /s/ John P. Kelly
                                       -----------------------------------------
                                       John P. Kelly
                                       President and Chief Executive Officer

Date:  August 6, 2008                  /s/ Paul R. Geist
                                       -----------------------------------------
                                       Paul R. Geist
                                       Executive Vice President and Chief
                                       Financial Officer